                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                              FORM 8-K-A3


                           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           November 8, 1998
                           ----------------
                            Date of Report
                  (Date of Earliest Event Reported)

                       MICRO-HYDRO POWER, INC.
                       -----------------------
       (Exact Name of Registrant as Specified in its Charter)

    Delaware              0-21733             87-0369035
    --------              -------             ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
Jurisdiction)

                             6510 South Acres
                           Houston, Texas 77048
                        --------------------------
                 (Address of Principal Executive Offices)

                               (713)991-6262
                               -------------
                       Registrant's Telephone Number

                    5525 South 900 East, Suite 110
                      Salt Lake City, Utah 84117
                    ------------------------------
        (Former Name or Former Address if changed Since Last Report)

Item 1.  Changes in Control of Registrant.

        the Registrant's Board of Directors determined not to effect the reverse split outlined in the Information Statement previously filed with the Securities and Exchange Commission on or about December 31, 1998, and mailed to stockholders on or about January 4, 1999.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Businesses Acquired.

            The Kingsley Coach, Inc. (formerly Micro-Hydro Power, Inc.)
               Independent Auditors' Report
               Balance Sheet dated December 31, 1998
               Statement of Operations for the years ended
                    December 31, 1998 and 1997
               Statements of Stockholders' Deficit for the years ended
                    December 31, 1998 and 1997
               Statements of Cash Flows for the years ended
                    December 31, 1998 and 1997
               Notes to Financial Statements

         (b)  Pro Forma Financial Information.


         (c)  Exhibits.

    *10-KSB Annual Report for the year ended December 31, 1997

    *10-QSB Quarterly Report for the quarter ended September 30, 1998.

    *Information Statement dated December 21, 1998.

    * Summaries of any exhibit are modified in their entirety by this reference to each exhibit.

                                SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MICRO-HYDRO POWER, INC.

Date: 3/3/99                               By/s/Ralph Dickenson
                                           ---------------------
                                           Ralph Dickenson
                                           Vice President and Director

                     The Kingsley Coach, Inc.

                (Formerly Micro-Hydro Power, Inc.)

                   Independent Auditors' Report
                               and
                       Financial Statements

                        December 31, 1998

                   Independent Auditors' Report


The Board of Directors and Shareholders
The Kingsley Coach, Inc.


We have audited the accompanying balance sheets of The Kingsley Coach, Inc. (formerly known as Micro-Hydro Power, Inc.) as of December 31, 1998, and the related statements of operations, stockholders' deficit, and cash flows for the years ended December 31, 1998 and 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Kingsley Coach, Inc. as of December 31, 1998, and the results of their operations and cash flows for the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that The Kingsley Coach, Inc. will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has accumulated losses from operations, and has a net working capital deficiency that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

                              /S/Mantyla McReynolds
                                   Mantyla McReynolds
Salt Lake City, Utah
January 15, 1999

                     The Kingsley Coach, Inc.
                (Formerly Micro-Hydro Power, Inc.)
                          Balance Sheet
                        December 31, 1998
                              ASSETS
Current Assets:
     Cash                                                $  67,724
     Accounts receivable                                    22,959
     Inventory - Note 11                                   800,172
          Total Current Assets                             890,855

Property & Equipment, net - Note 8                          98,682

Other Assets:
     Deposits                                                3,650
          Total Other Assets                                 3,650

TOTAL ASSETS                                             $ 993,187

              LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities:
     Accounts payable                                    $ 145,334
     Accrued liabilities
     Payable - related party/stockholder - Note 4           80,414
     Payroll taxes payable                                  44,596
     Customer deposits - Note 5                            540,868
     Note payable - manufacturer - Note 9                  200,000
     Note payable - other - Note 10                        479,523
     Note payable -shareholder - Note 4                    537,846
          Total Current Liabilities                      2,050,768

Stockholders' Deficit - Note 7
     Preferred stock, $.0001 par value;
      authorized 5,000,000 shares; issued and
      outstanding -0- shares                                   -
     Common stock, $.00001 par value;
      authorized 30,000,000 shares; issued
      and outstanding 10,100,010                               101
     Additional paid-in capital/(deficit)                  191,878
     Accumulated Deficit                                (1,249,560)
          Total Stockholders' Deficit                   (1,057,581)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                993,187

          See accompanying notes to financial statements

                     The Kingsley Coach, Inc.
                (Formerly Micro-Hydro Power, Inc.)
                     Statements of Operations
          For the Years Ended December 31, 1998 and 1997
                                                1998           1997
Revenues:
  Sales                                          $ 2,046,121  $ 585,000
  Cost of Sales                                   (1,787,792)  (477,195)
       Gross Margin                                  258,329    107,805

General and administrative expenses                  757,192    297,276
       Net Loss from Operations                     (498,863)  (189,471)

Other Income/(Expense):
  Rental income                                       29,800       -0-
  Interest expense                                  (116,628)   (39,630)
       Total Other Income/(Expense)                  (86,828)   (39,630)

Net Loss Before Taxes                               (585,691)  (229,101)
  Income taxes                                          -0-        -0-

Net Loss                                         $  (585,691) $(229,101)

Loss Per Share                                   $      (.08) $    (.03)

Weighted Average Shares Outstanding                7,416,677  7,300,010

   See accompanying notes to consolidated financial statements.

                     The Kingsley Coach, Inc.
                (Formerly Micro-Hydro Power, Inc.)
                Statement of Stockholders' Deficit
          For the Years Ended December 31, 1998 and 1997
                                          Addit'l     Accum-        Total
                        Shares    Common  Paid-In     ulated    Stockholders'
                        Issued     Stock  Capital    Deficit       Deficit
Balance, December 31,
1996                    7,300,010  $  73  $163,906  $(403,969)  $  (239,990)

Net withdrawals from
LLC members                                           (30,799)      (30,799)

Net Loss for the Year
Ended December 31, 1997                              (229,101)     (229,101)

Balance, December 31,
1997                    7,300,010     73   163,906   (663,869)     (499,890)

Issued stock for
services                2,800,000     28    27,972                   28,000

Issued stock in
recapitalization

Net Loss for the Year
Ended December 31, 1998                              (585,691)     (585,691)

Balance, December 31,
1998                   10,100,010  $ 101 $ 191,878$(1,249,560)  $(1,057,581)

   See accompanying notes to consolidated financial statements.

                    The Kingsley Coach, Inc.
                (Formerly Micro-Hydro Power, Inc.)
                     Statements of Cash Flows
          For the Years Ended December 31, 1998 and 1997
                                                 1998           1997
Cash Flows Provided by/(Used for) Operating
Activities
Net Loss                                     $(585,691)       $(229,101)
Adjustments to reconcile net income to net
cash provided by operating activities:
  Depreciation                                  21,217            2,562
  Issued stock for services                     28,000             -0-
  Decrease in accounts receivable               52,507          (75,466)
  Decrease in other receivable                  16,571             -0-
  Increase in inventory                       (417,255)        (261,711)
  Increase in payroll liabilities                3,755           40,841
  Increase (decrease)in accounts payable       142,715             (275)
  Increase in accrued liabilities               22,087
  Increase in customer deposits                339,368          201,500
    Net Cash Provided by/(used for) Operating
    Activities                                (376,726)        (321,650)

Cash Flows Provided by/(Used for) Investing
Activities
  Acquisition of property and equipment        (90,568)         (13,401)
    Net Cash Used for Investing Activities     (90,568)         (13,401)

Cash Flows Provided by/(Used for) Financing
Activities
  Principal increase in notes payable          508,317          154,052
  Distributions to LLC members                                  (30,799)
  Investment by shareholder                     15,441           59,680
    Net Cash Provided by Financing Activities  523,758          182,933
      Net Increase/(Decrease) in Cash           56,464         (152,118)

Beginning Cash Balance                          11,260          163,378

Ending Cash Balance                           $ 67,724         $ 11,260

Supplemental Disclosures
     Interest paid                            $116,628         $ 39,630
     Income taxes paid                            -0-              -0-

   See accompanying notes to consolidated financial statements.
                     The Kingsley Coach, Inc.
                (Formerly Micro-Hydro Power, Inc.)
                  Notes to Financial Statements
                        December 31, 1998

Note 1         Organization and Summary of Significant Accounting Policies

          (a) Organization

          Micro-Hydro Power, Inc. [MHP] incorporated under the laws of the State of Utah in 1980. MHP was dissolved November, 1988 and reinstated by Court Order on or about October 20, 1996. In December, 1997, MHP changed its domicile from the State of Utah to the State of Delaware by merging with and into its wholly-owned subsidiary, Micro-Hydro Power, Inc., a Delaware corporation.

          MHP was originally organized primarily for research, development, manufacture, sale, distribution, operation, and maintenance of micro-hydro power units; which consist of water-powered electrical generating machines. MHP was essentially dormant for ten years until an Agreement and Plan of Reorganization was executed on December 18, 1998, between MHP and The Kingsley Coach, LLC, a Louisiana limited liability company [Kingsley]. Kingsley is a manufacturer of luxury motor homes known as The Kingsley Coach. The result was the acquisition of the assets and liabilities of The Kingsley Coach, LLC, accounted for herein as a purchase. The accompanying financial statements represent the combined entity for all periods presented.

          (b) Income Taxes

          Effective April 1, 1993, the Company adopted the provisions of Statement of Financial Accounting Standards No. 109 [the Statement], "Accounting for Income Taxes." The Statement requires an asset and liability approach for financial accounting and reporting for income taxes, and the recognition of deferred tax assets and liabilities for the temporary differences between the financial reporting bases and tax bases of the Company's assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. The cumulative effect of this change in accounting for income taxes as of December 31, 1997 is $0 due to the valuation allowance established as described below.

          (c) Net Loss Per Common Share

          Net loss per common share is based on the weighted average number of shares outstanding.

          (d) Statement of Cash Flows

          For purposes of the statements of cash flows, the Company considers cash on deposit in banks to be cash. The Company has $67,724 cash at December 31, 1998.

          (e)  Use of Estimates in Preparation of Financial Statements

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (f)  Property and Equipment

          Property and equipment are stated at cost. Depreciation is provided using the straight-line and modified accelerated cost recovery(income tax)
basis over the useful lives of the related assets.   Expenditures for
maintenance and repairs are charged to expense as incurred.

          (g)  Inventory

          Inventory consists of parts, work-in-process, and finished units. Inventory is valued at the lower of cost or market using the first-in first-out (FIFO) costing method.

Note 2         CAPITAL DEFICIENCY

          The Company has accumulated losses through December 31, 1998 amounting to $1,249,560, and has a net working capital deficiency of $1,159,913 at December 31, 1998. These factors raise substantial doubt about the Company's ability to continue as a going concern.

          Management plans include additional issuances of shares of common stock for working capital. The Company has issued shares of common stock for services of a consulting firm, said shares to be held in escrow, pending the sale of an additional 2,000,000 restricted common shares at $1 per share. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 3         INCOME TAXES

          The Company adopted Statement No. 109 as of April 1, 1993. Prior years' financial statements have not been restated to apply the provisions of Statement No. 109. No provision has been made in the financial statements for income taxes because the Company has accumulated substantial losses from operations.

          The tax effects of temporary differences that give rise to significant portions of the deferred tax asset at December 31, 1998 have no impact on the financial position of the Company. A valuation allowance is provided when it is more likely than not that some portion of the deferred tax asset will not be realized. Because of the lack of taxable earnings history, the Company has established a valuation allowance for all future deductible temporary differences.

          Principally all operations through December 31, 1998 were attributable to a limited liability corporation which is taxed to its members. Thus, tax returns for those periods presented in this report have been or will be filed accordingly.

Note 4         RELATED PARTY TRANSACTIONS/STOCKHOLDER  LOANS

          A related party, which shares common ownership with Kingsley, has advanced $69,667 to the Company for operating expenses. A stockholder has paid expenses on behalf of the Company of approximately $773 during 1998 and $9,974 during 1997. The Company has recorded a liability for these expenses to the stockholder and related party for $80,414 at December 31, 1998. This unsecured liability bears no interest and is due on demand.

          To pay for the original development and formation of The Kingsley Coach, LLC, and to fund ongoing operating expenses a shareholder/officer has advanced funds to Company as evidenced by executed notes summarized as follows.
                                               Rate of
Description              Principal    Terms             Interest

For original development  175,000  Due on demand           -0-

Operating advances        199,537  Due on demand            11%

Additional operating
advances                  163,309  Due on demand           -0-

     Total                537,846

Note 5         CUSTOMER DEPOSITS

          When a customer signs a contract to have the Company manufacture a Kingsley Coach, a deposit or down payment is required of the customer. The amount of deposit varies based on the terms of the contract. The Company treats these deposits as unearned revenue until the Coach is delivered to the customer. At December 31, 1998, deposits had been collected on nine Coaches in various stages of completion.

Note 6         PREFERRED STOCK

          The Certificate of Incorporation of Micro-Hydro Power, Inc., a Delaware corporation, authorizes the issuance of 5,000,000 shares of $.0001 par value preferred stock. The Board of Directors may issue the shares in series and may designate the powers, preferences and rights of such shares by resolution, without the vote of stockholders. No shares are issued and outstanding as of December 31, 1998.

Note 7         PLAN OF REORGANIZATION/ISSUANCE OF STOCK

          As referenced in Note 1 the Agreement and Plan of Reorganization set forth that Micro-Hydro Power would issue 7,000,000 shares to equity interest holders of Kingsley. At the time of said issuance, Micro-Hydro Power had 300,010 shares outstanding and issued additional shares as follows: (1) 300,000 pre-split shares of common stock to individuals including directors and executive officers who have provided non-capital raising services to the Company, pursuant to Form S-8 filed on or about December 18, 1998 with the Securities and Exchange Commission; (2) 100,000 "restricted securities" for other services rendered; and (3), 2,400,000 "restricted securities" (approximately 80% of which to be held in escrow subject to funding of the reorganized Company through the sale of an additional 2,000,000 pre-split shares of "restricted securities" in consideration of $2,000,000).

NOTE 8    PROPERTY AND EQUIPMENT

          The major classes of assets as of the balance sheet date are as follows:

                                 Accumulated     Net
    Asset Class           Cost   Depreciation    Book     Method/Life
Furniture                $ 1,329  $   (190)     $  1,139   MACRS/7

Electronic Equipment       4,840      (968)        3,872   MACRS/5
Tools                     91,537   (20,592)       70,945   MACRS/5
Leasehold Improvements    25,361    (2,635)       22,726   SL/31.5
    Total              $ 123,067  $(24,385)     $ 98,682

          Depreciation expense was $21,217, in 1998, and $2,562 in 1997.

NOTE 9    PLANT LEASE/SUBSEQUENT EVENT/NOTE PAYABLE

          In January, 1999, the Company relocated its production facility to Middleburg, Pennsylvania, to a plant that is shared by a subcontractor who participates in the production of Kingsley Coaches. The Company entered into an agreement for a period of three years with annual rent charges of $1 plus a prorated share of common expenses such as taxes and insurance. Prior to relocation, the Company leased a facility in Houston, Texas, on a month-to-month basis. Total rent paid for the periods ended December 31, 1998 and 1997 were $30,167 and $12,736.

          In connection with the plant lease, the Company accepted a loan for $200,000, from the subcontractor and granted them exclusive recreational vehicle manufacturing rights for the agreement period (effective September 10, 1998). Repayment of the loan is based on a $5,000 per body charge to be billed as units are built for Kingsley. In the event that the loan is not repaid through the per-body charge, it is payable on demand. The loan is non-interest bearing.

Note 10   NOTE PAYABLE/RENTAL INCOME

          A relative of an officer of the Company has purchased several
Kingsley Coaches. In 1998, he sold two back to the Company in exchange for a note. The note is dated May 1, 1998, has no maturity date and bears no interest. The original amount of the note is $502,000. The Company repaid approximately $22,477 during 1998. The two Kingsley Coaches are still owned by the Company as of December 31, 1998, and through the date of this report.
One coach is being rented to an individual on a month-to-month basis while his custom coach is being manufactured. Total rents received during 1998 were $29,800. The other Kingsley Coach is on display as a demo unit for the Company until it is sold.

Note 11   INVENTORY

          As of December 31, 1998, inventory consists of parts, work-in-process, and finished units. Most parts are purchased and charged to the job. However, other items are purchased in bulk and can be used on all Kingsleys. As of December 31, 1998, cost approximates market value and no adjustment has been recorded. Work-in-process inventory consists of several
Kingsley Coaches at various stages of production. Total inventory as of December 31, 1998 is as follows:

Parts inventory    $  34,156
Work-in-process      264,016
Finished Units/Demos 502,000
                    $800,172

Note 12   LEGAL CONTINGENCIES

          The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management and legal counsel, the ultimate disposition of these matters will not have a material adverse effect on the Company's financial position.

          A contingent liability has been accrued for $10,000 in a case alleging breach of contract. In this case, management intends to vigorously contest.
